EXHIBIT 10.23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We have issued our report dated April 10, 2002, accompanying the consolidated financial statements included in the Annual Report of CTI Industries Corporation and Subsidiaries on Form 10-K for the years ended December 31, 2001 and 2000. We hereby consent to the incorporation by reference of said report in the Registration Statements of CTI Industries Corporation and Subsidiaries on Form S-8 (Nos.333-76006 and 333-76008) and SB-2 (No. 333-31969).


/s/ Grant Thornton, LLP


Chicago, Illinois
April 15, 2002